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ILLINOVA
Condensed Consolidated Statements of Income
                                                                Three Months Ended *                    Twelve Months Ended
                                                                    December 31,                            December 31,

                                                                                % Change                                  % Change
                                                                                   Fay/                                      Fay/
                                                               1998       1997**  (Unfav)           1998       1997**      (Unfav)
                                                               (Millions)                              (Millions)
Operating Revenues
   Electric                                                   $251.1      $266.5     (6) %        $1,224.2     $1,244.4       (2) %
   Electric interchange                                         63.1        34.2      85             557.2        175.6         -
   Gas                                                          83.2        88.0     (5)             287.8        353.9      (19)
   Diversified enterprises                                      87.2       165.7    (47)             361.4        735.6      (51)
                                                           ---------     -------                  --------      -------
      Total                                                    484.6       554.4    (13)           2,430.6      2,509.5       (3)
                                                           ---------     -------                  --------      -------

Operating Expenses
   Fuel for electric plants                                     67.2        68.5       2             250.2        232.4       (8)
   Power purchased                                              91.0        62.3    (46)             735.2        217.9         -
   Gas purchased for resale                                     45.9        67.1      32             149.6        207.7        28
   Diversified enterprises                                      96.8       179.7      46             392.0        792.3        51
   Other operating and maintenance                             173.2       127.7    (36)             537.9        402.2      (34)
   Depreciation and amortization                                51.4        50.4     (2)             203.6        198.8       (2)
   General Taxes                                                22.9        28.0      18             123.2        133.8         8
   Clinton plant impairment loss                             2,341.2           -   (100)           2,341.2            -     (100)
                                                           ---------     -------                  --------      -------

      Total                                                  2,889.6       583.7       -           4,732.9      2,185.1     (117)
                                                           ---------     -------                  --------      -------

Operating Income (Loss)                                     (2,405.0)      (29.3)       -         (2,302.3)        324.4         -
                                                           ---------     -------                  --------      -------

Other Income
   Miscellaneous - net                                           0.3         0.2      50               3.1          3.5      (11)
   Equity earnings in affiliates                                10.8         6.4      69              22.5         17.5        29
                                                           ---------     -------                  --------      -------
      Total                                                     11.1         6.6      68              25.6         21.0        22
                                                           ---------     -------                  --------      -------

Income (Loss) Before Interest Charges and Income Taxes      (2,393.9)      (22.7)       -         (2,276.7)        345.4         -
                                                           ---------     -------                  --------      -------

Interest Charges
    Interest expense                                            36.7        35.5     (3)             146.0        144.2       (1)
Allowance for borrowed funds
   used during construction                                      0.6       (1.6)   (138)             (3.2)        (5.0)      (36)
Preferred dividend requirements
    of subsidiary                                                4.9         5.1       4              19.8         21.5         8
                                                           ---------     -------                  --------      -------
        Total                                                   42.2        39.0     (8)             162.6        160.7       (1)
                                                           ---------     -------                  --------      -------


Income (Loss) Before Income Taxes                           (2,436.1)      (61.7)       -         (2,439.3)        184.7         -
                                                           ---------     -------                  --------      -------

Income Taxes
   Income tax - impairment loss                               (853.6)           -     100           (853.6)            -       100
   ITC - Clinton impairment                                   (160.4)           -     100           (160.4)            -       100
   Other income taxes                                          (36.5)      (27.4)      33            (42.3)         80.3       153
                                                           ---------     -------                  --------      -------
      Total                                                 (1,050.5)      (27.4)       -         (1,056.3)         80.3         -
                                                           ---------     -------                  --------      -------


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Net Income (Loss) Before Extraordinary Item                 (1,385.6)      (34.3)       -         (1,383.0)        104.4         -


Extraordinary Item Net of Income Tax Benefit
   of $118.0 Million                                               -      (195.0)       -                 -      (195.0)         -
                                                           ---------     -------                  --------      -------
Net Income (Loss)                                           (1,385.6)     (229.3)       -         (1,383.0)       (90.6)         -
    Carrying amount over (under)
      consideration paid for redeemed
      preferred stock of subsidiary                                 -       (0.9)       -                 -          0.2         -
                                                           ---------     -------                  --------      -------

Net Income (Loss) Applicable to Common Stock               ($1,385.6)    ($230.2)       -         ($1,383.0)     ($90.4)         -
                                                           =========     =======                  =========      ======

Weighted average common shares                                  71.5        71.7                      71.7         74.0

Earnings (loss) per common share before
    extraordinary item (basic and diluted)                   ($19.38)     ($0.49)                  ($19.30)        $1.41


Extraordinary item per common share (basic and diluted)            -      ($2.72)                         -      ($2.63)

Earnings (loss) per common share (basic and diluted)        ($19.38)      ($3.21)                  ($19.30)      ($1.22)

Cash dividends declared
   per common share                                            $0.31       $0.31                     $1.24        $1.24
Cash dividends paid
   per common share                                            $0.31       $0.31                     $1.24        $1.24

* Unaudited

** Restated to conform to new financial format


These statements are submitted as a matter of general information and are not intended to induce, or to be used in connection with, any sale or purchase of securities.
These statements should be read in conjunction with Illinova's and Illinois Power Company's 1998 Quarterly Reports on Form 10-Q and Form 8-K filings to the Securities and Exchange Commission, Illinova's 1998 Annual Report to Shareholders (included in the Proxy Statement) and Illinova and Illinois Power Company's 1998 Form 10-K filings to the Securities and Exchange Commission.


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